Exhibit 99.1

Company Presentation April 2008 (AMEX: PDC) www.pioneerdrlg.com

Disclaimer This presentation contains various forward-looking statements and information that are based on management's current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "expect," "anticipate," "plan," "intend," "seek," "will," "should," "goal," and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes , among other matters, statements regarding the Company's anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company's future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-KT for the fiscal year ended December 31, 2007. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward- looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward looking statements.

Our Strategic Growth Plan Focus on quality, not quantity ... Become a premier multi-national oil services provider Acquire and build premium assets Expand our operations in the U.S. and internationally We believe our strategic growth plan has made us one of the premier land drillers and production services provider in the United States.

A Year of Transformation International Expansion - In the summer of 2007, we began our international expansion into our 1st country of choice, Colombia. We are currently operating 3 rigs in Colombia and marketing 2 additional rigs for further expansion. Oilfield Services Expansion - Effective March 1, 2008, we consummated a $340 million acquisition of the oil service businesses from WEDGE Companies and a smaller wireline business. These acquisitions represent our new Pioneer Production Services Division.

A Year of Transformation (continued) Securing Capital for Growth - In February 2008, we secured a $400 million, 5 year, senior secured credit facility to finance the acquisitions comprising the Pioneer Production Services Division. Expanding our Quality Management Team - We retained all key management from the oilfield services companies that we acquired. We also added bench strength to our current management team to ensure we can deliver on integration of these new businesses as well as our strategic growth plan.

Company Overview San Antonio, Texas based land driller and oilfield services company. Trades on AMEX (symbol: PDC). Market capitalization: Approximately $850 million. Average daily trading volume: Approximately 625,000 shares. Public float: Approximately 50 million shares. Drilling Services Division - our historical core business consisting of 69 drilling rigs capable of drilling from 6,000 to 18,000 feet: (1) 3 rigs are operating in Colombia and 2 rigs, 1 new and 1 existing, are currently being marketed. Production Services Division - created in connection with our recent acquisitions on March 1, 2008 of well services, wireline services and fishing and rental tools businesses:

Drilling Services Division

Expansion of Geographic Locations 69 Drilling Rigs Located in 6 Divisions ... (1) 3 drilling rigs operating in Colombia and 2 drilling rigs located in Houston are currently being marketed for further international expansion.

Strong Cash Flows (Dollar amounts in millions) 1 FYE 2004-2007 operating cash flow data based on Company fiscal years ending March 31st CYE 2007 relates to the estimated 9 months ended December 31, 2007 $4.9 $33.7 $97.1 $131.5 $115.1 2004 (YE 3/31/07) 2005 (YE 3/31/07) 2006 (YE 3/31/07) 2007 (YE 3/31/07) 2007 (9 months ended 12/31/07) $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Operating Cash Flows 2004 To 20071

Expansion into International Markets 3 Rigs Operating Internationally at 100% Utilization Established business operations in July 2007 in Bogota, Colombia. First 2 drilling contracts with Ecopetrol, Colombia's state owned oil company, began in September and October 2007. Third drilling contract began in January 2008. Currently marketing a 1500HP and 1000HP rig, both diesel electric. Pioneer Rig 301, National 110UE, diesel-electric, 1500 HP rig operating outside the city of Neiva, Colombia.

E&P Spending Trends - Latin America Source: Spears and Associates, March 2008 Drilling and Production Outlook; * Projected E&P Land Spending

High Quality Asset Base One of the youngest fleets in the industry. Over 80% of fleet was either built new or has been upgraded and refurbished within the last six years. Designed for efficiency and effectiveness. 93% have two independently powered triplex mud pumps. 55% have modern mud-cleaning systems. 37% are less than six years old. 66% are 1,000 to 1,500 horsepower. 40% are premium electric. 35% are quick move/quick rig-up style. Adding iron roughnecks to every rig in the fleet. Adding topdrives to some of the rigs in the fleet.

Growth Focused On ROIC Expanding operations in active drilling basins where fleet is well suited. Rig fleet of 69 rigs capable of drilling between 6,000 to 18,000 feet. 90% of fleet capable of horizontal and directional drilling. Established international operation - 3 rigs operating and 2 rigs are being marketed for further international expansion. Consistently grown capacity since 2000 through strategically timed acquisitions and newbuild program. Acquired 42 rigs at average of $2.9 million per rig. Built 26 rigs at average cost of $8.2 million per rig. 66% 91% 82% 79% 88% 96% 95% 95% 89% 8 16 20 24 35 50 56 65 69 68 FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 9 months 12/31/07 0% 20% 40% 60% 80% 100% 120% Average Utilization Rate 0 20 40 60 80 100 Number Of Rigs Average Utilization Number Of Rigs

Rigs Utilized Through the Cycle 2000 2001 2002 2003 2004 2005 0% 20% 40% 60% 80% 100% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Utilization Rate Pioneer Helmerich & Payne Grey Wolf Patterson-UTI Nabors 2006 2007 Averaged 87% utilization through the cycle Approximately 28% of fleet currently on term contracts Source: Form 10-K and Form 10-Q reports. Utilization rates based on calendar year.

Production Services Division

Acquisition of Oilfield Services Businesses On March 1, 2008, we completed the acquisition of the oil services businesses of the WEDGE Companies and the acquisition of Prairie Investors (dba "Competition Wireline") for a combined purchase price of $340 million. These acquisitions comprise the Production Services Division which has 3 service lines; well services, wireline services and fishing and rental tools. Pioneer workover rig, a new National 5C, 550 HP working outside the city of Bryan, Texas. The Creation of Pioneer Production Services Division ...

Rationale for Oilfield Services Expansion New platforms for growth through domestic and international expansion as well as the opportunity to add other complementary production-related services Premium, high-quality assets with an average age of 1.2 years for workover rigs and 2.8 years for wireline units A natural, overlapping market presence in Pioneer's key operating regions that creates significant opportunities for cross-selling of services A seasoned management team, each with over 25 years of industry experience, which has a proven track record of managing growth Increased predictability and more stable results Helps optimize Pioneer's capital structure Transformation of Pioneer from a pure-play U.S. land driller into a multi-national energy services provider ...

Production Services Locations Geographic footprint that compliments Drilling Services Division ... Well Services (63 workover rigs) Wireline Services (51 wireline units) Fishing and Rental Tools Services ($13 million equipment)

Production Services Newbuild Program Invest in new equipment to benefit from its higher operating efficiency and lower maintenance expense. 98% of well service equipment is 550^horsepower or higher rigs and pump packages capable of working at depths of 20,000 feet Outsources downhole wireline tools Manufactures some open hole wireline tools in^house New equipment strategy has led to gains in market share. Average age of workover rig fleet and wireline trucks is 1.2 years and 2.8 years, respectively. Customers prefer new equipment Young fleet attracts the best operating personnel Minimal downtime and expenses Increases efficiency and safety

Production Services Newbuild Program (Continued) Planned capex addition of 12 workover rigs and 4 wireline units will result in 75 workover rigs and 55 wireline units by the end of 2008 ... Fishing & Rental Services Gross Equipment And Tools Value (At Calendar Year-end) $0.0 $2.8 $11.7 $12.9 $14.9 2004 2005 2006 2007E 2008P $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 Dollar Amounts In Millions Wireline Units And Workover Rigs (At Calendar Year-end) 0 12 24 45 55 6 20 27 55 75 2004 2005 2006 2007 2008P 0 10 20 30 40 50 60 70 80 90 Units/Rigs Wireline Units Workover Rigs

Combined Service Offerings

Combined Service Offerings Service Offerings Description of Service Offerings Geographic Presence Contract Drilling 69 Land Drilling Rigs 6,000 to 18,000 ft drilling capability High Efficiency designed for growing Horizontal/Directional drilling application One of the youngest fleets in the industry East Texas (20) South Texas (17) N. Texas / Barnett Shale (10) Rocky Mountains (11) Mid-Continent / OK (6) International / Colombia (5) Well Servicing 63 Newly built well-service rigs in service 13 new rigs delivered in 2008 Rig-based Services including: Maintenance and Workover Completion and Re-completions Plugging & Abandonment Western Gulf Coast (43) N. Texas / Barnett Shale (10) East Texas (9) Wireline 51 Truck Mounted Wireline Trucks 4 to be delivered by end of 2008 Open and cased hole wireline Logging, casing caliper, pipe recovery, bridge plugs, perforating and cutting Rockies (18) Mid-Continent (30) N. Texas / Barnett Shale (3) Fishing & Rental Services Fishing and rental services and equipment , air drilling, foam units, power swivels, BOPs, pumps, tanks Western Gulf Coast (2) West Texas (1) Mid-Continent (1)

Quality Management Team

Experienced Management Team Wm. Stacy Locke - President and Chief Executive Officer Joined Pioneer as President in 1995 B.A. in Geology and MBA in Finance Seven years experience in investment banking Six years experience as exploration geologist Joyce M. Schuldt - Executive Vice President and Chief Financial Officer Joined Pioneer in July 2007, formerly CFO of $1.8 billion revenue ($3.2 billion Market Cap.) OCTG and line pipe manufacturer International and multi-business unit experience Attorney and CPA F.C. "Red" West - Executive Vice President and President of Drilling Service Division 40 years experience operating in South Texas Gulf Coast Supervised the drilling of over 7,000 wells Joe Eustace - Executive Vice President and President of Production Services Division Joined WEDGE in 2004 as President of WEDGE Oil and Gas Services. Served as Group Vice President for Key Energy Services from 1998 - 2004. Served as VP of Operations for Dawson Production Services from 1982 until acquired by Key Energy Services in 1998. Left to Right: Joe Eustace, Joyce Schuldt, Red West, Stacy Locke

Experienced Management Team (continued) Left to Right: Donald Lacombe, Senior Vice President of Drilling Services Division - Marketing and Red West, Executive Vice President and President of Drilling Services Division. Left to Right: Joe Freeman, Vice President of Well Services, Mark Gjorvig, Vice President of Wireline Services, Joe Eustace, Executive Vice President of Production Services, Randy Watson, Vice President of Fishing and Rental Services. Drilling Services Division Production Services Division

Financial Overview

Historical Financial Performance Revenue 2001-2007(1) EBITDA 2001-2007(1)(2) 2001-2007 data based on Company fiscal years ended March 31. Due to change in fiscal year end from March 31 to December 31, the 3Q 2007 information represents the nine month fiscal year ended December 31, 2007. See page 34 for EBITDA reconciliation.

Cash Flows from Operations (1) Due to change in fiscal year end from March 31 to December 31 that was effective December 31, 2007, Pioneer had a nine month fiscal year ended December 31, 2007. ($ in thousands)

Capital Expenditure Summary (1) Due to change in fiscal year end from March 31 to December 31 that was effective December 31, 2007, Pioneer had a nine month fiscal year ended December 31, 2007. ($ in thousands)

Reconciliation of EBITDA to Net Income ($ in Millions) (1) Due to change in fiscal year end from March 31 to December 31 that was effective December 31, 2007, Pioneer had a nine month fiscal year ended December 31, 2007.

Projected Revenue Projected Cash Flow from Operating Activities Projected Contribution by Service Line

Senior Credit Facility $400 Million Senior Secured Revolving Credit Facility Sub-Limits: $40,000,000 for same day advances $50,000,000 for letters of credit Maturity: Five Years from Closing Administrative Agent and Arranger: Wells Fargo Bank, National Association Co-Lead Arranger: Fortis Capital Corp. On February 28, 2008, Pioneer entered into a 5 year credit agreement with Wells Fargo and Fortis Bank to provide a revolving credit facility to fund the recent acquisitions of the oil services businesses and provide working capital ...